Exhibit 32.3

Certification by Chief Financial Officer Furnished
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of First Regional Bancorp (the “Company”) on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elizabeth Thompson, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2003	/s/ Elizabeth Thompson
Elizabeth Thompson Chief Financial Officer